EXHIBIT 10.4



                                 URS CORPORATION


                            1991 STOCK INCENTIVE PLAN

               (AMENDED AND RESTATED EFFECTIVE DECEMBER 17, 1996)

                                TABLE OF CONTENTS

                                                                            Page

Article 1.        Introduction...............................................  1

Article 2.        Administration.............................................  1
         2.1      The Committee..............................................  1
         2.2      Non-Employee Directors.....................................  1
         2.3      Committee Responsibilities.................................  1

Article 3.        Limitation on Awards.......................................  2

Article 4.        Eligibility................................................  2
         4.1      General Rules..............................................  2
         4.2      Ten-Percent Stockholders...................................  2
         4.3      Attribution Rules..........................................  2
         4.4      Outstanding Stock..........................................  2

Article 5.        Options....................................................  3
         5.1      Stock Option Agreement.....................................  3
         5.2      Number of Shares...........................................  3
         5.3      Exercise Price.............................................  3
         5.4      Exercisability and Term....................................  3
         5.5      Effect Of Change in Control................................  3
         5.6      Modification, Extension and Assumption of Award............  4

Article 6.        Payment for Option Shares..................................  4
         6.1      General Rule...............................................  4
         6.2      Surrender of Stock.........................................  4
         6.3      Exercise/Sale..............................................  4
         6.4      Exercise/Pledge............................................  4
         6.5      Promissory Note............................................  5
         6.6      Other Forms of Payment.....................................  5

Article 7.        Restricted Shares..........................................  5
         7.1      Time, Amount and Form of Awards............................  5
         7.2      Payment for Awards.........................................  5
         7.3      Vesting Conditions.........................................  5

Article 8.        Protection Against Dilution................................  6
         8.1      General....................................................  6
         8.2      Reorganizations............................................  6
         8.3      Reservation of Rights......................................  6



                                       i.

                                TABLE OF CONTENTS
                                   (continued)
                                                                            Page

Article 9.        Limitation of Rights.......................................  6
         9.1      Retention Rights...........................................  6
         9.2      Stockholders' Rights.......................................  7
         9.3      Government Regulations.....................................  7

Article 10.       Limitation on Payments.....................................  7
         10.1     Basic Rule.................................................  7
         10.2     Reduction of Payments......................................  7
         10.3     Overpayments and Underpayments.............................  8
         10.4     Related Corporations.......................................  8

Article 11.       Withholding Taxes..........................................  8
         11.1     General....................................................  8
         11.2     Share Withholding..........................................  8

Article 12.       Assignment or Transfer of Award............................  9

Article 13.       Future of the Plan......................................... 10
         13.1     Term of the Plan........................................... 10
         13.2     Amendment or Termination................................... 10
         13.3     Effect of Amendment or Termination......................... 10

Article 14.       Definitions................................................ 10
         14.1     "Award".................................................... 10
         14.2     "Board".................................................... 10
         14.3     "Change in Control"........................................ 10
         14.4     "Code"..................................................... 11
         14.5     "Committee"................................................ 11
         14.6     "Common Share"............................................. 11
         14.7     "Company".................................................. 11
         14.8     "Exchange Act"............................................. 11
         14.9     "Exercise Price"........................................... 11
         14.10    "Fair Market Value"........................................ 11
         14.11    "ISO"...................................................... 11
         14.12    "Key Employee"............................................. 11
         14.13    "NSO"...................................................... 11
         14.14    "Option"................................................... 12
         14.15    "Optionee"................................................. 12
         14.16    "Outside Director"......................................... 12


                                       ii.

                                TABLE OF CONTENTS
                                   (continued)
                                                                            Page
         14.17    "Participant".............................................. 12
         14.18    "Plan"..................................................... 12
         14.19    "Restricted Share"......................................... 12
         14.20    "Stock Award Agreement".................................... 12
         14.21    "Stock Option Agreement"................................... 12
         14.22    "Subsidiary"............................................... 12

Article 15.       Execution.................................................. 12



                                      iii.

                                 URS CORPORATION

                            1991 STOCK INCENTIVE PLAN

                Amended and restated effective December 17, 1996

                                    ARTICLE 1

                                  INTRODUCTION

         The Plan was amended and restated by the Board on December 17, 1996, subject to approval by the Company's stockholders at the 1997 annual meeting of stockholders. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Key Employees to focus on critical long-range objectives, (b) encouraging the attraction and retention of Key Employees with exceptional qualifications and (c) linking Key Employees directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares or Options, which may constitute incentive stock options or nonstatutory stock options. The Plan shall be governed by, and construed in accordance with, the laws of the State of California.


                                    ARTICLE 2

                                 ADMINISTRATION

         2.1 The Committee. The Plan shall be administered by the Compensation/Option Committee of the Board. Such Committee shall consist solely of two or more non-employee directors of the Company, within the meaning of Rule 16b-3 under the Exchange Act, who shall be appointed by the Board (a "Non-Employee Director"). The members of such Committee may also be "outside directors" within the meaning of Section 162(m) of the Code, if the Board so chooses.

         2.2 Non-Employee Directors. A member of the Board shall be deemed to be a NonEmployee Director only if he or she satisfies such requirements as the Securities and Exchange Commission may establish for Non-Employee Directors under Rule 16b-3 (or its successor) under the Exchange Act.

         2.3 Committee Responsibilities. The Committee shall select the Key Employees who are to receive Awards under the Plan, determine the number, vesting requirements and other conditions of such Awards, interpret the Plan, and make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.



                                       1.

                                    ARTICLE 3

                              LIMITATION ON AWARDS

         Any Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Restricted Shares and Options reserved for awards under the Plan is 2,250,000, plus the number of Common Shares remaining available for awards under the Company's 1989 Stock Option and Rights Plan and the Company's 1987 Restricted Stock Plan (collectively, the "Prior Plans") at the time of the original adoption of this Plan on January 15, 1991. If any Restricted Shares or Options are forfeited or if any Options terminate for any other reason before being exercised, then such Restricted Shares or Options shall again become available for Awards under the Plan. If any options or restricted shares under the Prior Plans are forfeited or if any options under the Prior Plans terminate for any other reason before being exercised, then such options or restricted shares also shall become available for additional Awards under this Plan. (No additional grants shall be made under the Prior Plans after January 15, 1991.) In addition, no person shall be eligible to be granted Options covering more than 400,000 Common Shares in any fiscal year of the Company. The limitations of this Article 3 shall be subject to adjustment pursuant to Article 8.

                                    ARTICLE 4

                                   ELIGIBILITY

         4.1 General Rules. Only Key Employees (including, without limitation, independent contractors who are not members of the Board) shall be eligible for designation as Participants by the Committee. In addition, only Key Employees who are common-law employees of the Company or a Subsidiary shall be eligible for the grant of ISOs.

         4.2 Ten-Percent Stockholders. A Key Employee who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for the grant of an ISO unless (a) the Exercise Price under such ISO is at least 110 percent of the Fair Market Value of a Common Share on the date of grant and (b) such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

         4.3 Attribution Rules. For purposes of Section 4.2, in determining stock ownership, a Key Employee shall be deemed to own the stock owned, directly or indirectly, by or for his or her brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. Stock with respect to which the Key Employee holds an option shall not be counted.



                                       2.

         4.4 Outstanding Stock. For purposes of Section 4.2, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of the ISO to the Key Employee. "Outstanding stock" shall not include treasury shares or shares authorized for issuance under outstanding options held by the Key Employee or by any other person.


                                    ARTICLE 5

                                     OPTIONS

         5.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. If the Optionee is a common law employee of the Company or a Subsidiary, the Committee may designate all or any part of the Option as an ISO.

         5.2 Number of Shares. Each Stock Option Agreement shall specify the number of Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 8. The Stock Option Agreement shall also specify whether the Option is an ISO or an NSO.

         5.3 Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price under an ISO shall not be less than 100 percent of the Fair Market Value of a Common Share on the date of grant, except as otherwise provided in Section 4.2. The Exercise Price under an NSO shall not be less than 50 percent of the Fair Market Value of a Common Share on the date of grant. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee. The Exercise Price shall be payable in accordance with Article 6. Notwithstanding the foregoing, an Option may be granted with an Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

         5.4 Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable, and such date may be made dependent upon the achievement of specified performance goals. The Stock Option Agreement shall also specify the term of the Option. The term of an ISO shall in no event exceed 10 years from the date of grant, and
Section 4.2 may require a shorter term. Subject to the preceding sentence, the Committee shall determine when all or any part of an Option is to become exercisable and when such Option is to expire. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability, retirement or attainment of performance goals, and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. NSOs may also be awarded in combination with


                                       3.

Restricted Shares, and such an Award may provide that the NSOs will not be exercisable unless the related Restricted Shares are forfeited.

         5.5 Effect Of Change in Control. The Committee (at its sole discretion) may determine, at the time of granting an Option or thereafter, that such Option shall become fully exercisable as to all Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company. If the Committee finds that there is a reasonable possibility that, within the succeeding six months, a Change in Control will occur with respect to the Company, then the Committee may determine that all outstanding Options shall become fully exercisable as to all Common Shares subject to such Options.

         5.6 Modification, Extension and Assumption of Award. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancelation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair his or her rights under such Option.


                                    ARTICLE 6

                            PAYMENT FOR OPTION SHARES

         6.1 General Rule. The entire Exercise Price of Common Shares issued upon exercise of Awards shall be payable in cash or by check at the time when such Common Shares are purchased, except as follows:

                  (a) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. However, the Committee may specify in the Stock Option Agreement that payment may be made pursuant to Section 6.2, 6.3, 6.4, 6.5 or 6.6.

                  (b) In the case of an NSO, the Committee may at any time accept payment pursuant to Section 6.2, 6.3, 6.4, 6.5 or 6.6.

         6.2 Surrender of Stock. To the extent that this Section 6.2 is applicable, payment for all or any part of the Exercise Price may be made with Common Shares which have already been owned by the Optionee for more than six months and which are surrendered to the Company. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan. In the event that the Common Shares being surrendered are Restricted Shares that have not yet become vested, the same restrictions shall be imposed upon the new Common Shares being purchased.

         6.3 Exercise/Sale. To the extent that this Section 6.3 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a


                                       4.

securities broker approved by the Company to sell Common Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

         6.4 Exercise/Pledge. To the extent that this Section 6.4 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Common Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

         6.5 Promissory Note. To the extent that this Section 6.5 is applicable, payment for all or any part of the Exercise Price may be made with a full-recourse promissory note; provided that (a) the par value of the Common Shares must be paid in lawful money of the United States of America at the time when such Common Shares are purchased, (b) the Common Shares are security for payment of the principal amount of the promissory note and interest thereon and
(c) the interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Committee (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

         6.6 Other Forms of Payment. To the extent that this Section 6.6 is applicable, payment may be made in any other form approved by the Committee, consistent with applicable laws, regulations and rules.


                                    ARTICLE 7

                                RESTRICTED SHARES

         7.1 Time, Amount and Form of Awards. The Committee may grant Restricted Shares in an amount determined by the Committee. Restricted Shares may be awarded in combination with NSOs, and such an Award may provide that the Restricted Shares will be forfeited in the event that the related NSOs are exercised.

         7.2 Payment for Awards. The recipient of an Award of Restricted Shares, as a condition to the grant of such Award, shall be required to pay the Company in cash an amount equal to the par value of such Restricted Shares, which payment may be in the form of services rendered.

         7.3 Vesting Conditions. Each Award of Restricted Shares shall become vested, in full or in installments, upon satisfaction of the conditions specified in the Stock Award Agreement. The Committee shall select the vesting conditions, which may be based upon the Participant's service, the Participant's performance, the Company's performance or such other criteria as the Committee may adopt. A Stock Award Agreement may also provide for accelerated vesting in the event of the Participant's death, disability, retirement or attainment


                                       5.

of performance goals. The Committee (at its sole discretion) may determine, at the time of making an Award or thereafter, that such Award shall become fully vested in the event that a Change in Control occurs with respect to the Company.


                                    ARTICLE 8

                           PROTECTION AGAINST DILUTION

         8.1 General. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spinoff or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (a) the number of Options and Restricted Shares available for future Awards under
Article 3, (b) the number of Common Shares covered by each outstanding Option or Restricted Shares Award or (c) the Exercise Price under each outstanding Option or purchase price of each Restricted Shares Award.

         8.2 Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Options and Restricted Shares shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting or for settlement in cash.

         8.3 Reservation of Rights. Except as provided in this Article 8, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Common Shares subject to an Option. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


                                    ARTICLE 9

                              LIMITATION OF RIGHTS

         9.1 Retention Rights. Neither the Plan nor any Option granted under the Plan shall be deemed to give any individual a right to remain an employee, consultant or director of the


                                       6.

Company or a Subsidiary. The Company and its Subsidiaries reserve the right to terminate the service of any employee, consultant or director at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

         9.2 Stockholders' Rights. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the issuance of a stock certificate for such Common Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Article 8.

         9.3 Government Regulations. Any other provision of the Plan notwithstanding, the obligations of the Company with respect to Common Shares to be issued pursuant to the Plan shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award until such time as any legal requirements or regulations have been met relating to the issuance of such Common Shares or to their registration, qualification or exemption from registration or qualification under the Securities Act of 1933, as amended, or any applicable state securities laws.


                                   ARTICLE 10

                             LIMITATION ON PAYMENTS

         10.1 Basic Rule. Any provision of the Plan to the contrary notwithstanding, in the event that the independent auditors most recently selected by the Board (the "Auditors") determine that any payment or transfer by the Company to or for the benefit of a Key Employee, whether paid or payable (or transferred or transferable) pursuant to the terms of this Plan or otherwise (a "Payment"), would be nondeductible by the Company for federal income tax purposes because of the provisions concerning "excess parachute payments" in section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount; provided that the Committee, at the time of making an Award under this Plan or at any time thereafter, may specify in writing that such Award shall not be so reduced and shall not be subject to this Article 10. For purposes of this Article 10, the "Reduced Amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of section 280G of the Code.

         10.2 Reduction of Payments. If the Auditors determine that any Payment would be nondeductible by the Company because of section 280G of the Code, then the Company shall promptly give the Key Employee notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Key Employee may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall


                                       7.

advise the Company in writing of his or her election within 10 days of receipt of notice. If no such election is made by the Key Employee within such 10-day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Key Employee promptly of such election. For purposes of this Article 10, present value shall be determined in accordance with section 280G(d)(4) of the Code. All determinations made by the Auditors under this Article 10 shall be binding upon the Company and the Key Employee and shall be made within 60 days of the date when a payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Key Employee such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Key Employee in the future such amounts as become due to him or her under the Plan.

         10.3 Overpayments and Underpayments. As a result of uncertainty in the application of section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company which should not have been made (an "Overpayment") or that additional Payments which will not have been made by the Company could have been made (an "Underpayment"), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Key Employee which the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Key Employee which he or she shall repay to the Company, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Key Employee to the Company if and to the extent that such payment would not reduce the amount which is subject to taxation under section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Key Employee, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code.

         10.4 Related Corporations. For purposes of this Article 10, the term "Company" shall include affiliated corporations to the extent determined by the Auditors in accordance with section 280G(d)(5) of the Code.


                                   ARTICLE 11

                                WITHHOLDING TAXES

         11.1 General. To the extent required by applicable federal, state, local or foreign law, the recipient of any payment or distribution under the Plan shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of the receipt or vesting of such payment or distribution. The Company shall not be required to issue


                                       8.

any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

         11.2 Share Withholding. The Committee may permit the recipient of any payment or distribution under the Plan to satisfy all or part of his or her withholding tax obligations by having the Company withhold a portion of any Common Shares that otherwise would be issued to him or her or by surrendering a portion of any Common Shares that previously were issued to him or her. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of withholding taxes by assigning Common Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission.


                                   ARTICLE 12

                         ASSIGNMENT OR TRANSFER OF AWARD

         Except as provided in Article 11 and as set forth below, any Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this
Article 12 shall be void.

         This Article 12 shall not preclude a Participant from:

                  (a)   designating   a   beneficiary   who  will   receive  any
undistributed Awards in the event of the Participant's death, nor shall it preclude a transfer by will or by the laws of descent and distribution;

                  (b) transferring an NSO upon such terms and conditions as are set forth in the Stock Option Agreement for such NSO, as the Board or the Committee shall determine in its discretion; or

                  (c) transferring or assigning Restricted Shares to (i) the trustee of a trust that is revocable by such Participant alone, both at the time of the transfer or assignment and at all times thereafter prior to such Participant's death, or (ii) the trustee of any other trust to the extent approved in advance by the Committee in writing. A transfer or assignment of Restricted Shares from such trustee to any person other than such Participant shall be permitted only to the extent approved in advance by the Committee in writing, and Restricted Shares held by such trustee shall be subject to all of the conditions and restrictions set forth in the Plan and in the applicable Stock Award Agreement, as if such trustee were a party to such Agreement.




                                       9.

                                   ARTICLE 13

                               FUTURE OF THE PLAN

         13.1 Term of the Plan. The amended and restated Plan, as set forth herein, shall become effective on December 17, 1996, subject to the approval of the Company's stockholders. In the event that the stockholders fail to approve the amendments to the Plan at the 1997 annual meeting or any adjournment thereof, the Plan shall revert to the provisions in effect immediately before December 17, 1996. The Plan shall remain in effect until it is terminated under
Section 13.2, except that no ISOs shall be granted after December 16, 2006.

         13.2 Amendment or Termination. The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules.

         13.3 Effect of Amendment or Termination. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Option previously granted under the Plan.


                                   ARTICLE 14

                                   DEFINITIONS

         14.1 "Award" means any award of an Option or a Restricted Share under the Plan.

         14.2 "Board" means the Company's Board of Directors, as constituted from time to time.

         14.3 "Change in Control" means the occurrence of any of the following events after the date of the adoption of this Plan:

                  (a) A change in control  required to be  reported  pursuant to
Item 6(e) of Schedule 14A of Regulation 14A under the Exchange Act;

                  (b) A change in the composition of the Board, as a result of which fewer than two-thirds of the incumbent directors are directors who either
(i) had been directors of the Company 24 months prior to such change or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination; or

                  (c) Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) by the acquisition or aggregation of securities is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20 percent or more of the


                                       10.

combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that:

                           (i) Any change in the relative  beneficial  ownership
of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company; and

                           (ii)  Any  increase  in  the   aggregate   beneficial
ownership of the Company's securities by entities whose investments are managed on a discretionary basis by Richard C. Blum & Associates, Inc., resulting from a payment in the Company's securities of interest in lieu of cash on debt obligations of the Company outstanding as of the date of adoption of this Plan, shall be disregarded.

         14.4 "Code" means the Internal Revenue Code of 1986, as amended.

         14.5 "Committee" means the Compensation/Option Committee of the Board, as described in Article 2.

         14.6 "Common Share" means one share of the common stock of the Company.

         14.7 "Company" means URS Corporation, a Delaware corporation.

         14.8 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         14.9 "Exercise Price" means the amount for which one Common Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

         14.10 "Fair Market Value" shall mean the closing price of a Common Share on the trading day immediately preceding the day in question.

         14.11 "ISO" means an incentive stock option described in section 422(b) of the Code.

         14.12 "Key Employee" means (a) a key common-law employee of the Company or of a Subsidiary, as determined by the Committee, (b) an Outside Director and
(c) a consultant who provides services to the Company or a Subsidiary as an independent contractor. Service as an independent contractor shall be considered employment for all purposes of the Plan.

         14.13 "NSO" means an employee stock option not described in sections 422 and 423 of the Code.



                                       11.

         14.14 "Option" means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.

         14.15 "Optionee" means a person who holds an Option.

         14.16 "Outside Director" shall mean a member of the Board who is not a common-law employee of the Company or of a Subsidiary.

         14.17 "Participant" means a person who holds an Award.


         14.18 "Plan" means this URS Corporation 1991 Stock Incentive Plan, as amended from time to time.

         14.19 "Restricted Share" means a Common Share awarded to a Participant under the Plan.

         14.20 "Stock Award Agreement" means the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Share.

         14.21 "Stock Option Agreement" means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

         14.22 "Subsidiary" means any corporation, if the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.


                                   ARTICLE 15

                                    EXECUTION

         To record the amendment and restatement of the Plan by the Board, the Company has caused its duly authorized officer to affix the corporate name and seal hereto.

                                             URS CORPORATION


                                             By_________________________________




                                       12.